SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 26, 2003

Clayton Homes, Inc.

(Exact name of Registrant as specified in charter)

Delaware	1-8824	62-1671360

(State or other jurisdiction	(Commission file	(IRS employer
of incorporation)	number)	identification no.)

5000 Clayton Road, Maryville, Tennessee	37804

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(865) 380-3000

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

     On September 25, 2003, Clayton Homes, Inc., a Delaware corporation (the “Company”), issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, reporting the decision of the Supreme Court of Tennessee at Knoxville unanimously denying the appeal by the Denver Area Meat and Cutters and Employers Pension Plan of a decision by the Court of Appeals of Tennessee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     99.1    Press Release issued by Clayton Homes, Inc.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2003

CLAYTON HOMES, INC.

	By:	/s/ Kevin T. Clayton Kevin T. Clayton Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Clayton Homes, Inc.

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